UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest event Reported): June 11, 2012


                              CASTMOR RESOURCES LTD
             (Exact name of registrant as specified in its charter)

           Nevada                      001-34039                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                614 E. Hwy. 50, Suite 235 Clermont, Florida 34711
                    (Address of principal executive offices)

                                  866.926.6427
              (Registrant's telephone number, including area code)


        427 Princess Street, Suite 406, Kingston, Ontario, Canada K7L 5S9
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

                SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This document contains forward-looking statements which reflect the views of Castmor Resources Ltd. and the members of management with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. From time to time, our management or persons acting on our behalf may make forward-looking statements to inform existing and potential security holders about our Company. All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as "estimate," "expects", "project," "predict," "believe," "expect," "anticipate," "target," "plan," "intend," "seek," "goal," "will," "should," "may," "targets" or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements. We undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

We are including the following discussion to inform our existing and potential security holders generally of some of the risks and uncertainties that can affect us and to take advantage of the "safe harbor" protection for forward-looking statements that applicable federal securities law affords.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the communities in which we conduct business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our operations, products, services, and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. You should consider carefully the statements in the section below entitled "Risk Factors" and other sections of this report, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. We do not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of

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
these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

                               FORM 10 DISCLOSURES

As disclosed elsewhere in this report, on June 11, 2012, Castmor Resources Ltd. (the "Company", "CASL", or "Castmor") acquired Red Giant Entertainment Inc. ("RGE") for stock. Item 2.01(f) of Form 8-K states that: if the registrant was a shell company, as we were immediately before the acquisition transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Accordingly, we are providing below the information that would be included in a Form 10, if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the acquisition of RGE.

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 11, 2012, Castmor Resources Ltd., a Nevada corporation entered into a Share Exchange Agreement (the "Share Exchange Agreement") with Red Giant Entertainment Inc., a Florida corporation, and Benny Powell, who presently owns 100% of the issued and outstanding shares in RGE. Pursuant to the terms and conditions of the Share Exchange Agreement, RGE shall exchange 100% of the outstanding shares in RGE in exchange for forty million (40,000,000)
newly-issued restricted shares of the Company's common stock, par value $0.001 per share.

The exchange will result in RGE becoming a wholly-owned subsidiary of the Company. As a result of the Share Exchange Agreement, the Company will now conduct all current operations through Red Giant Entertainment, and our principal business became the business of RGE.

Please see Item 5.01 - Changes in Control of Registrant, in the Business section under "Acquisition of Assets" below, which is incorporated herein by reference.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 11, 2012, we completed an acquisition of RGE pursuant to the Share Exchange Agreement in Exhibit 10.1. The acquisition was accounted for as a recapitalization effected by the issuance of restricted common stock pursuant to a Share Exchange Agreement.

See Item 1.01 - Entry Into a Material Definitive Agreement, Item 3.02 - Unregistered Sales of Equity Securities, and Item 5.01 - Changes in Control of Registrant, which are incorporated herein by reference.

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

CORPORATE HISTORY

Castmor Resources Ltd. was incorporated in the State of Nevada on June 25, 2009. Since inception we have had minimal operations and as such we were considered a "shell company" as that term is defined under Rule 405 of the Securities and Exchange Act of 1934. It was our initial intention to be a mineral exploration company; however, due to the lack of revenues and adequate financing, we abandoned our business plan and began seeking out potential acquisitions, joint ventures and/or strategic relationships.

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
Thereafter, on June 11, 2012 the Company entered into the Share Exchange Agreement with RGE. Pursuant to the terms and conditions of the Share Exchange Agreement, (i) RGE exchanged 100% of the issued and outstanding shares in RGE for: forty million (40,000,000) newly-issued restricted shares of the Company's common stock and, resulting in the acquisition of RGE by the Company.

AS A RESULT OF THE SHARE EXCHANGE AGREEMENT, OUR NEW BUSINESS OPERATIONS SHALL BE CONDUCTED THROUGH OUR WHOLLY-OWNED SUBSIDIARY, RGE AND OUR PRINCIPAL BUSINESS IS NOW THAT OF RGE, WHICH IS DESCRIBED IN GREATER DETAIL BELOW.

RGE COMPANY OVERVIEW

Red Giant Entertainment, Inc. is a Florida-based corporation that specializes in Intellectual Property (IP) development for multiple media platforms and transmedia propagation. The cornerstone of this development is based around the more than forty online and print graphic novel properties being published as well as the cast of thousands of characters from those series. These properties have a readership that numbers in the millions globally. Some of these properties are actively in development into other media such as movies, video games, television, novels, toys, apparel, applications, etc. through either direct production or licensing agreements.

Further, we are already the cornerstone content provider for the largest online Web portal to comic books with page views in the tens of millions. Circulation means not only eyeballs and awareness for the mass-market translations of these properties, but profitability in the advertising arena where audience numbers equates directly to revenue.

While Red Giant Entertainment is a relatively new company, the creative talent and staff are not new names to the industry. The vast majority of creative talent will be hand-picked from the upper echelon of the comic book fan favorites.

Each week a new comic book targeting a different audience demographic will be distributed at 1 million copies throughout the network. These demographics will include: young adults males, adult females, children and mass audience in a rotating fashion to increase overall scope of reach and breadth of audiences.

INDUSTRY HISTORY

Comic books are one of the few, true American artistic inventions. It is an institution that dates back to the early 1900's, and consists of several "Ages" and genres.

First there is what has become known as the "Platinum" Age. This "age" was developed to encompass all comic books prior to the advent of 1938 and a comic called Action Comics #1. It was during this period when comic strips took the first step out of the newspaper page in "Yellow Kid #1" and were collected into a stand-alone product.

Then came 1938 and Action Comics #1 - the first appearance of Superman and the Golden Age of comics. When Superman hit the scene, little did Jerry Siegel and Joe Shuster realize when they created the first "Super-Hero" they gave birth to an entire genre of comics that would overtake the medium by storm. This Golden Age saw the birth of characters such as Batman, Shazam, Captain America and Wonder Woman.

In October 1956, Showcase #4 hit the stands and so officially began the Silver Age. It featured the "Scarlet Speedster" known as The Flash and reignited the comic book medium which had languished into a string of lack-luster Romance

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comics,  Cowboy  serials and Monster  thrillers.  Super-heroes  were back on top again. From there the Justice League of America was born and was a huge hit for DC Comics. Then in 1961 the publisher of Timely Comics, a smaller struggling company who would one day be known as Marvel, instructed a man named Stan Lee to mimic the Justice League's success. Thus, the Fantastic Four and the "Marvel Age" were born.

By the early 1970's the comic landscape had once again changed. Archie Comics and Conan had supplanted super-heroes as the dominant selling comic books. And relatively few new comic book characters came to the forefront. Then in 1975, a book on the brink of cancellation was produced, "Giant Size X-Men #1", featuring a new roster for the ailing series, and many argue this is the point at which the Bronze Age of comics began. Giant-Size X-Men introduced the world to the grim-and-gritty character. These were a far cry from the wacky Batman Adam West Television series. As a result, this was an unparalleled time of mature themes. Characters such as the Punisher - an anti-hero vigilante who used a gun to dispense his own sense of justice - became popular. Comics were being written seriously... on a level that adults and children could enjoy alike.

Beginning in the mid 1980's and continuing until now, the Modern Age persists. Comic books became flashier. The comic book speculator became aware of comic books as an investment, and began buying hundreds of copies of each book, expecting instantaneous return on their investments.

Once the so-called speculators realized the lack of value, they left the industry, putting over 12,000 specialty shop owners out of business... leaving a void. It is these same shop owners who provide a strong back-bone for distribution owners who are hungry for a company with an eye to changing the status quo and re-invigorate the medium.

Currently this provides an opportunity for a company that can help to channel the growing interest in comic books as a medium into the various outlets. By not being simply "super-heroes" and through the use as an advertising source for the distribution outlets to drive new business, Red Giant Entertainment provides the key to realizing a resurgence in comic book readership.

PRODUCTS AND SERVICES

There will initially be three primary distribution lines. Some of this groundwork has already begun and the proof of concept for each has long been established. These three product lines are: MASS MARKET BOOKS, COLLECTED BOOKS, and ELECTRONIC DISTRIBUTION.

MASS MARKET BOOK DISTRIBUTION
The "Mass Market Book" line will consist of four main titles with a fifth quarterly title that will fill out the calendar to insure a full 52 week schedule. Each book's format will be 64 pages in total, plus 4-page cover. Currently, we're budgeting 32 pages of each issue to content, 2-4 pages for editorial and up to 30 pages interior and 3 "premium" cover pages (inside front, inside back and back cover) to advertising. The "Center Spread" will also be a premium spot and will always be reserved for advertisements.

COLLECTED BOOK DISTRIBUTION
The "Collected" line will consist of four to five issues bundled together with extra material to create what is called a "graphic novel." These will be sold through regular comic book and book store markets as well as direct to consumers through our online store.

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ELECTRONIC BOOK DISTRIBUTION
The overall goal of Red Giant Entertainment is to generate viewers/readers. To this end, the print book distribution accomplishes this beautifully, but is limited geographically in its reach within the United States. Continuing the concept of "audience-building" free content, a current proven business model is the use of the Internet and other electronic media to disseminate content on a global scale.

To this end, Red Giant Entertainment has a strategic partnership with Keenspot.com to host the Web versions of various projects as well as handle the digital application and mobile media distribution channels as well. Keenspot's stable of comic properties includes a network of more than four dozen Keenspot-exclusive webcomic sites, in addition to the #1 user-generated comics site ComicGenesis.com, which hosts over 10,000 independent webcomics. Keenspot sites welcome more than 2 million unique visitors monthly. The company also produces animated shorts under the Keentoons label which are distributed internationally by ThunderSquid to mobile phone carriers worldwide including Verizon V-CAST (U.S.) and O2 (U.K.).

This simultaneous delivery mechanism allows for concept incubation to take place on a global scale for new projects, to reintroduce past projects that have been out-of-print to new, global audiences on a scale otherwise unheard of, and to release content that would otherwise only ever be seen in America to audiences around the world.

The direct revenue stream of the Web projects is not a major, but the ancillary monetization has been proven to be substantial. The heavy-hitters (of which we will be one) are currently generating six-to-seven figure revenue for each of their top titles. The electronic distribution revenue comes from advertising, application sales (such as Wowio, Comixology, and other existing mobile distributor contracts) and merchandising opportunities.

All of the "Mass Market" books will be released in their own "Webcomics" pages in a staggered format after the print edition has already been distributed. For example, if the Wayward Son #1 book drops in the first week March 2013, then the first pages will begin to appear on its Webcomic portal four weeks later in April 2013. This is not merely a concept; as this component of the business is ALREADY in motion as of right now and are among the most popular full page comics in the world.

PRODUCTION

We have three stages of production. First is the creative phase of our comics into electronic, printable files. Second is the printing phase where these electronic files are turned into paper periodicals. And finally, there is a digital phase that converts the files into electronic media suitable for dissemination as applications or Web content.

     1.   CREATIVE PHASE
          * Production techniques and costs - Roughly $400/page budget for freelancers, which is highly competitive for mid-tier publishers. This will start for our initial books to be no more than $75,000/month and should cap out at $150,000/month within the first year of production. We will not require (at present) exclusivity or long term contracts for our talent.
          * Quality control - Editorial staff, including Editor-in-Chief, Proofreader, Production Manager, Art Director and Publisher will all monitor each project for quality control measures. Any corrections necessary will be handled in-house or sent back to the original artists for completion.
          * Customer service - Executive Assistant will act as Customer Service for the short term, and if demand requires may become a new hire in the future. If customer service is necessary for subscriptions, then the Production Manager will become involved.

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          *    Inventory control - Production Managers will manage inventory and
               Subscriptions portions.
          * Product development - Editorial staff will handle all product development. Any new product development will done in conjunction with Red Giant Media.

     2.   PRINTING AND DISTRIBUTION PHASE
          * Production techniques and costs - There are two techniques involved, offset printing, and shipping of the products.
               a. Printing comprises the vast majority of costs in this process. With a rough cost of $0.28 per unit for printing, this is a weekly cost of $280,000. When "sales" books enter the equation, this number doesn't rise noticeably and is practically absorbed. Thus for ease-of-use, the numbers in the spreadsheet for profits on these other books are the NET numbers and not factored.
               b. Shipping costs are quite similar to printing. They comprise two facets, both SEA and GROUND services. With a rough cost of $0.25 per unit, the weekly cost is $250,000 or less. Due to bulk shipments on the quarterly books, this cost goes down to $0.20 per unit every 3rd month.
          * Quality control - Our Art Director will handle proofing process along with Editorial staff. Onsite at the printers, quality control will be handled by our Printing Coordinator who resides in China to oversee that process completely.
          * Customer service - Our Production Director will be the primary point of contact for Customer Service to our retailers. Overseas, our Printing Coordinator will handle any issues that might arise during the printing process.
          * Inventory control - Inventory control will be managed internally by our Production Director and distributed through UPS Supply Chain for tracking and management.
          * Product development - Total printing time is roughly 7 days (including weekends). Shipping time totals (roughly) 22 days
               (including weekends). Total lead time, therefore, should be considered 30 days, but we pad this time and factor 45 days total. During Chinese holidays (such as Chinese New Year), printing and shipping must be done in excess of 60 days to bypass any unforeseen delays that may occur.

     3.   DIGITAL PHASE
          Production techniques and costs - The artwork/creative costs for many books are essentially "free" as this component has already been covered via the Creative Phase. For "Web- only" or "Digital First" creations, we'll likely go to a lower creative cost of roughly $200/page during their formative time, with larger payouts if/when the books might be developed in other formats.

MARKETING PLAN

Our market research comes from both primary and secondary resources and independent research groups. All of this research has the same conclusion, comic books have never been more popular, yet strangely the books themselves are selling less than ever before.

Now more than ever before, attention is focused on the American comic book industry. This provides opportunities that were previously unavailable, as well as new sets of challenges. Within the overall entertainment print (pulp) industry, readership has continued to slump as the Internet has proven to become a "FREE" source of instantly accessible material to read. Further, video games and movies have successfully lured an ever-increasing number of today's youth (once a staple of the comic book industry) away from the traditional "pay" comic book and reading periodicals in general. All of this coupled with the increasing price of publishing - there has to be a paradigm shift in the method of distribution and a way to breach the barriers to gaining new readership.

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MARKET TRENDS

Comic books have always had a cyclical trend of waxing and waning interest. Starting in 1938 with Action Comics #1, comic books sold in the millions. These numbers dropped during the mid-50's when the highest selling books were female-oriented romantic comics. It wasn't until the 60's when Marvel Comics re-invigorated the industry with their new approach. In the late 70's, when sales were at another all-time low, yet another approach by Marvel served to bring about one more boom that lasted until the early 90's.

Currently comic book circulation at the major companies is at an all-time low. With the rapid succession of new comic book licensed properties hitting all media, the time is ripe for bringing about a new upward swing in interest.

READERSHIP PROFILE

Comics produced by Red Giant Entertainment deliver quality entertainment to the very heart of the young-adult male and female markets which is projected to be over a $400 million dollar direct industry with billions in indirect, ancillary sales. By covering the entire comic book industry of genres as well as reaching out to new, untouched areas, our comics appeal to fans of all ages, genders and ethnic backgrounds. We're able to reach a broad spectrum of pop culture enthusiasts, as no other company can. Comic books attract a highly loyal and enthusiastic segment of the young, male market - dedicated fans. They are at the heart of popular culture. Their commitment can only be established from sources they enjoy. This has been seen clearly in the entertainment field with the success of such movies as SPIDERMAN, BATMAN, MIB, X-MEN, and dozens of others.

Comic books are big business - appealing to everyone currently reaching an audience of over 30 million every month. Our own reach extends to over 52 million readers annually! These readers are early adopters who influence the habits of their peers. Our own influence over these readers may extend well beyond the comic book content themselves.

COMPETITION

Unlike our competitors, we can guarantee 100% "sell-through." That means that if we say one million eyeballs see a book, we mean it. Comic book direct market sales are less than accurate with their numbers at other companies. While they report their number in "paid" circulation, over 90% of their sales are made through NON-RETURNABLE retail outlets. As such, perhaps only 60-80% of their product ever actually reaches a potential consumer, with the remainder staying on the shelves, only to later become part of a retailer's "back-stock."

Our distributors are motivated to use our books to promote themselves, and as such they each work hard to make sure that each week's shipment is liquidated. So when we guarantee 1,000,000 readers, that is exactly what we mean.

We expect to build an immense distribution network. We have access to over 3500 comic book and hobby specialty retailers across the country. That's roughly the number of screens that any major movie opens with! In addition, we also plan to have over 6500 outlets in major entertainment stores and bookstores. This effectively places us with a comic book location within a few minutes drive of every major neighborhood in the United States. Further, we only have an average of 100 copies of each of our books in any one location, making scarcity a factor instead of waste.

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For those rare instances  where  potential  readers are unable to be near one of our retail outlets, we may implement the use of comic book mail-order services ready to utilize our books as "incentives" for their services.

Retail outlets will have the option for premium and specialty racking for all of our books. These racking will insure prominence in retail outlets and will be supplied with a new display stand once every three months. An unprecedented mass media exposure and interest is expected to revolve around our "new approach" to comic books. This will only heighten interest in the books and consequently our advertisers as well. As the true stars of this show, are indeed, our advertisers.

DC COMICS RATES

Adult Group (Ages 18+)                                        1,800,000 Rate Base
                          Open              6x Rate           9x Rate             12x Rate
Full Page                 $30.44 CPM        $27.39 CPM        $25.89 CPM          $24.33 CPM
Cover 2 & 3               $37.44 CPM        $33.72 CPM        $31.83 CPM          $29.94 CPM
Cover 4                   $40.50 CPM        $36.44 CPM        $34.44 CPM          $32.39 CPM

Kids Group (Ages 6+)                                          650,000 Rate Base
                          Open              6x Rate           9x Rate             12x Rate
Full Page                 $38.18 CPM        $34.37 CPM        $32.46 CPM          $30.54 CPM
Cover 2 & 3               $46.58 CPM        $41.92 CPM        $39.58 CPM          $37.26 CPM
Cover 4                   $50.77 CPM        $45.69 CPM        $43.15 CPM          $40.62 CPM

MARVEL COMICS RATES

Adult Group (Ages 18+)                                        2,400,000 Rate Base
                          Open              2-4x Rate         5-8x Rate           9-12x Rate
Full Page                 $35.81 CPM        $28.93 CPM        $27.63 CPM          $26.28 CPM
Cover 2 & 3               $39.39 CPM        $31.95 CPM        $30.42 CPM          $28.97 CPM
Cover 4                   $41.18 CPM        $31.67 CPM        $31.81 CPM          $30.23 CPM

Kids Group (Ages 6+)                                          900,000 Rate Base
                          Open              2-4x Rate         5-8x Rate           9-12x Rate
Full Page                 $38.44 CPM        $31.04 CPM        $29.64 CPM          $28.21 CPM
Cover 2 & 3               $39.64 CPM        $34.28 CPM        $32.64 CPM          $31.02 CPM
Cover 4                   $44.21 CPM        $35.68 CPM        $34.14 CPM          $32.44 CPM

And finally, our pricing is competitively priced, with features our competitors cannot offer in terms of unmatched 100% "sell-through" and the ability to produce actual "end user" numbers, not just the number of books printed.

Our average CPM will be roughly $33, which given the fact that we are at a 4 million base and can select down to 1 million incremental signatures with a higher targeting than either competitor... the competitive advantage is clear.

EMPLOYEES

We currently do not have any employees. Mr. Powell is expected to enter into an employment agreement in the near future. We anticipate that we will initially have one full time employee; President and Chairman of the Board; Vice President of Operations (to be hired); and an administrative assistant and Secretary. The Chief Financial Officer is planned to initially be part-time and paid an hourly fee for services rendered to CASL, but no employment agreement or compensation arrangement is currently in place. The company will employ a number of outside consultants on an as needed basis. In the event the company is successful at raising addition capital by the sale of equity, debt or pursuant to a possible joint venture, we may hire additional technical, operational or administrative personnel as appropriate. We are using and will continue to use the services of independent consultants and contractors to perform various professional services. We believe that this use of third-party service providers may enhance our ability to contain general and administrative expenses. Mr. Powell currently represents the Company as the CEO and CFO.

FINANCIAL INFORMATION

SELECTED FINANCIAL INFORMATION

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

PROPERTIES.

OFFICE LOCATIONS

We have been provided month to month office space for $300 a month from an unrelated third party and will continue to utilize this office until such time as the company has a defined need to expand. The company anticipates a new office lease will be executed on or around June, 2012.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

None of our directors will have personal liability to us or any of our stockholders for monetary damages for breach of fiduciary duty as a director involving any act or omission of any such director since provisions have been made in the Articles of Incorporation limiting such liability. The foregoing provisions shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law, (iii) under applicable Sections of the Nevada, (iv) the payment of dividends in violation of Section 78.300 of the Nevada or, (v) for any transaction from which the director derived an improper personal benefit.

The Bylaws provide for indemnification of the directors, officers, and employees of the Company in most cases for any liability suffered by them or arising out of their activities as directors, officers, and employees of the Company if they were not engaged in willful misfeasance or malfeasance in the performance of his or her duties; provided that in the event of a settlement the indemnification will apply only when the Board of Directors approves such settlement and reimbursement as being for the best interests of the Corporation. The Bylaws, therefore, limit the liability of directors to the maximum extent permitted by Nevada law (Section 78.751).

Our officers and directors are accountable to us as fiduciaries; which means they are required to exercise good faith and fairness in all dealings affecting us. In the event that a stockholder believes the officers and/or directors have violated their fiduciary duties to us, the stockholder may, subject to applicable rules of civil procedure, be able to bring a class action or derivative suit to enforce the stockholder's rights, including rights under certain federal and state securities laws and regulations to recover damages from and require an accounting by management. Stockholders who have suffered losses in connection with the purchase or sale of their interest in the Company in connection with such sale or purchase, including the misapplication by any such officer or director of the proceeds from the sale of these securities, may be able to recover such losses from us.

                     CHANGES AND DISAGREEMENTS WITH AUDITORS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE
None

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with our financial statements and the notes thereto appearing in Item 9.01.

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

THIS INFORMATION FROM OUR REPORT ON FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVES A HIGH DEGREE OF RISK AND UNCERTAINTY. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED IN OR INCORPORATED BY REFERENCE INTO THIS FORM 8-K ARE FORWARD-LOOKING STATEMENTS. IN ADDITION, WHEN USED IN THIS DOCUMENT, THE WORDS "ANTICIPATE," "ESTIMATE," "PROJECT," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS DUE TO RISKS AND UNCERTAINTIES THAT EXIST IN OUR OPERATIONS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS INCLUDING AMONG OTHERS, THE RISK THAT OUR PRODUCT DEVELOPMENT PROGRAMS WILL NOT PROVE SUCCESSFUL, THAT WE WILL NOT BE ABLE TO OBTAIN FINANCING TO COMPLETE ANY FUTURE PRODUCT DEVELOPMENT, THAT OUR PRODUCTS WILL NOT PROVE COMPETITVE IN THEIR MARKETS. THESE RISKS AND OTHERS ARE MORE FULLY DESCRIBED IN OUR MOST RECENT 10-K ANNUAL REPORT. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE ANTICIPATED, ESTIMATED OR PROJECTED.

ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS INCLUDED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CANNOT GIVE ANY ASSURANCES THAT THESE EXPECTATIONS WILL PROVE TO BE CORRECT. WE UNDERTAKE NO OBLIGATION TO PUBLICLY RELEASE THE RESULT OF ANY REVISIONS TO SUCH FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

THE FOLLOWING DISCUSSION AND ANALYSIS SHOULD BE READ IN CONJUNCTION WITH OUR FINANCIAL STATEMENTS AND THE NOTES THERETO APPEARING IN ITEM 9.01.

RESULTS OF OPERATIONS.

Since Red Giant Entertainment Inc. was formed on January 1, 2011, it has generated only $ 25,723 in net sales and has incurred net income of $9,122 for the period from January 1, 2011 (inception) through December 31, 2011. For the five months ended May 31, 2012 we earned $15,351 in net sales and $10,156 of net income, compared to $9,207 in net sales and $4,141 of net income in May 31, 2011.

For the five month periods ended May 31, 2012 and 2011, we incurred $5,195 and $5,066 in operating expenses, respectively. The slight increase is attributable to offsetting increases and decreases in professional fees, advertising, communications and other.

Our cash in the bank at May 31, 2012 was $97. Net cash provided by financing activities during the five months ended May 31, 2012 and 2011 was $10,869 and $1,426, retrospectively from the conversion of the LLC member ownership to common stock.

Net cash used in operating activities during the five months ended May 31, 2012 and 2011 was $10,261 and $1,426, retrospectively. The increase was due to increases in operational activities. For the five months ended May 31, 2012 and, 2011, we reported net income of $10,156 and $4,141, respectively. Our material financial obligations for the future will include our public reporting expenses, transfer agent fees, bank fees, and other recurring fees, combined with any additional operating expense related to our new business.

In its report on our December 31, 2011 audited financial statements, our auditors expressed an opinion that there is substantial doubt about our ability to continue as a going concern. Our financial statements do not include any adjustments that may result from the outcome of this uncertainty. We are a newly formed entity and have had revenues of only $91,972 since inception. Our continuation as a going concern is dependent upon including our ability to raise additional capital and to generate positive cash flows.

During the next twelve months we plan to seek financing opportunities to commence a growth plan that will include the execution of our business plan as the possibility of selling additional equity in the form of common stock.

LIQUIDITY AND CAPITAL RESOURCES.

As of May 31, 2012 we had cash or cash equivalents of $97 which is the only amount available to us for current expenses until such time as we are able to secure additional investment capital. Our recent rate of use of cash in our operations over the last nine months has been approximately $0 per month. Unless we incur further debt or raise additional equity capital we do not have sufficient capital to carry on operations past September 30, 2012. Our long term capital requirements and the adequacy of our available funds will depend on many factors, including the eventual reporting company costs, and operating expenses, among others. If we are unable to raise additional capital, generate sufficient revenue, receive loans from the officers on an as needed basis, or enter into a merger or acquisition transaction, we may have to curtail or cease our operations.

Net cash provided by financing activities for the period from inception, through June 15, 2012, was $0.

Liquidity  is  a  measure  of  a  company's   ability  to  meet  potential  cash
requirements. We have historically met our capital requirements through the issuance of stock and by borrowings. In the future, we anticipate we may be able to provide the necessary liquidity we need by the revenues generated from the sales of one or more of our mineral properties or entering into a Joint Venture with an unrelated third party. If we do not generate sufficient sales revenues we will continue to finance our operations through equity and/or debt financings.

SATISFACTION OF OUR CASH OBLIGATIONS FOR THE NEXT 12 MONTHS.

A critical component of our operating plan impacting our continued existence is the ability to obtain additional capital through additional equity and/or debt financing. We do not anticipate enough positive internal operating cash flow until such time as we can generate substantial revenues, which may take the several months or years to fully realize. In the event we cannot obtain the necessary capital to pursue our strategic plan, we may have to cease or significantly curtail our operations. This would materially impact our ability to continue operations.

Since inception, we have financed cash flow requirements through issuance of common stock for cash and services. As we expand operational activities, we may experience net negative cash flows from operations, pending receipt of sales or development fees, and will be required to obtain additional financing to fund operations through common stock offerings and debt borrowings to the extent necessary to provide working capital. See "Risk Factors - Need For Additional Funding."

Over the next twelve months we will seek additional capital in the future to fund growth and expansion through additional equity or debt financing or credit facilities. No assurance can be made that such financing would be available, and if available it may take either the form of debt or equity. In either case, the financing could have a negative impact on our financial condition and our Stockholders.

We anticipate incurring operating losses over the next six months or more. Our lack of operating history makes predictions of future operating results difficult to ascertain. Risks include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks we must, among other things, implement and successfully execute our business and marketing strategy, respond to competitive developments, and attract, retain and motivate qualified personnel.

There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES.

This discussion and analysis of our financial condition and results of operations are based on our financial statements that have been prepared under accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates. All significant accounting policies have been disclosed in Note2 to the financial statements for the years ended December 31, 2011 . The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates, and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any.

We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operations. Critical accounting policies are those that are most important to the portrayal of our financial condition and results of operations and require management's difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management's current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of our financial statements:

Our critical accounting policies are summarized below:

GOING CONCERN.

The financial statements included in our filings have been prepared in conformity with generally accepted accounting principles that contemplate the continuance of our Company as a going concern. Management may use borrowings and security sales to mitigate the effects of its cash position; however, no assurance can be given that debt or equity financing, if and when required, will be available. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should we be unable to continue existence.

USE OF ESTIMATES.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INTANGIBLE ASSETS.

The Company's intellectual property consists of graphic novel artwork and was contributed by a shareholder to the Company The intangible is being amortized over its life of five years.

REVENUE RECOGNITION.

The  Company  follows  the  guidance  of  paragraph  605-10-S99-1  of  the  FASB
Accounting Standards Codification for revenue recognition. The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer,
(iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

QUANTITATIVE AND QUALITATIVE DISCLOSURE OF MARKET RISK.

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

INCOME TAXES.

The Company recognizes a liability or asset for deferred tax consequences of all temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets and liabilities are recovered or settled. Deferred tax items mainly relate to net operating loss carry forwards and accrued expenses. These deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reviewed periodically for recoverability, and valuation allowances are provided when it is more likely than not that some or all of the deferred tax assets may not be realized.

EARNINGS (LOSS) PER SHARE.

The Company computes net loss per share and requires presentation of both basic and diluted earnings per share, EPS, on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the year. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. Because the Company does not have any potentially dilutive securities only basic loss per share is presented in the accompanying financial statements

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

In June 2011, the FASB issued authoritative guidance requiring entities to present net income and other comprehensive income (OCI) in one continuous statement or two separate, but consecutive, statements of net income and comprehensive income. The option to present items of OCI in the statement of changes in equity has been eliminated. The new requirements are effective for annual reporting periods beginning after December 15, 2011 and for interim reporting periods within those years. We do not expect the adoption to have a material impact on our financial statements.

In May 2011, the FASB issued further additional authoritative guidance related to fair value measurements and disclosures. The new guidance results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between accounting principles generally accepted in the United States (U.S. GAAP) and International Financial Reporting Standards

(IFRS). The guidance is effective for fiscal years and interim periods within those years beginning after December 15, 2011. We are currently assessing the impact of the guidance.

In April 2011, the FASB issued ASU No. 2011-17, "Revenue Recognition - Milestone Method (Topic 605)." This ASU provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research and development transactions. This update was effective in the second quarter of 2011. Adoption of this update is not anticipated to have a material impact on the Company's results of operation or financial position.

In January 2011, the FASB issued ASU No. 2011-06, "Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements." This ASU requires additional disclosures about significant unobservable inputs and transfers within Level 1 and 2 measurements. Adoption of this update did not have any impact on the Company's results of operation or financial position.

OFF-BALANCE SHEET ARRANGEMENTS.

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

On June 11, 2012, under the Share Exchange Agreement, we issued 40,000,000 shares of restricted common stock pursuant to that transaction. With the issuance of the 40,000,000 shares to RED GIANT ENTERTAINMENT INC., they own a controlling interest in CASL. See Item 5.01 - Changes in Control of Registrant, "Recent Sales of Unregistered Securities" below, which is incorporated herein by reference.

ITEM 5.01 - CHANGE IN CONTROL OF REGISTRANT

After the closing of the Share Exchange Agreement on June 12, 2012 which involved the issuance of forty million (40,000,000) shares of CASL restricted common stock to Red Giant Entertainment Inc., (Please see Item 1.01 - Entry into a Material Agreement above, which is incorporated herein by reference) RGE holds in aggregate approximately 55% of the outstanding shares of common stock of CASL after the issuance of 40,000,000 shares. The existing stockholders of CASL, who held 32,487,000 shares of common stock, experienced dilution as a result of the issuance of the shares by CASL 40,000,000 shares of stock to RGE in exchange for assets. The existing shareholders, as a result of these two transactions became minority shareholders in CASL.

We are providing the following information in connection with a change in control of our company.

                                  RISK FACTORS

The securities described herein involve a high degree of risk. Interested persons should carefully consider, among others, the risk factors described below. As used in the Risk Factors, the term the "Company" when used in this "Risk Factors" section may refer to CASL or CASL Sub on a combined asset basis, based on the context of the language presented. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should carefully consider the various risks involved in investing in our shares, which include, among others, the following factors:

FORWARD-LOOKING STATEMENTS:

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This document contains forward-looking statements which reflect the views of the President/CEO and the proposed new members of management with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. From time to time, our management or persons acting on our behalf may make forward-looking statements to inform existing and potential security holders about our Company. All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as "estimate," "expects", "project," "predict," "believe," "expect," "anticipate," "target," "plan," "intend," "seek," "goal," "will," "should," "may," "targets" or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We are including the following discussion to inform our existing and potential security holders generally of some of the risks and uncertainties that can affect our Company and to take advantage of the "safe harbor" protection for forward-looking statements that applicable federal securities law affords.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our Company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the communities in which our Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our Company's operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. You should consider carefully the statements in the "Risk Factors" section and other sections of this report, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. Our Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

                      RISK FACTORS RELATED TO OUR COMPANY:

WE WILL BE A REORGANIZED START-UP COMPANY.

Castmor Resources Ltd. is reorganizing to engage in a new and different business. If successful, of which there is no assurance, the newly reorganized business, will still be deemed to be a start-up company that has generated a limited amount of revenue its inception. We expect to incur significant operating losses for the foreseeable future, and there can be no assurance that we will be able to validate and market products in the future that will generate revenues or that any revenues generated will be sufficient for us to become profitable or thereafter maintain profitability.

WE HAVE LIMITED OPERATING HISTORY UPON WHICH TO EVALUATE OUR POTENTIAL FOR FUTURE SUCCESS.

The likelihood of our success must be considered in light of the risks and uncertainties frequently encountered by early stage companies like ours in an evolving market, such as unforeseen capital requirements, failure of market acceptance, failure to establish business relationships, and competitive disadvantages as against larger and more established companies. If we are unsuccessful in addressing these risks and uncertainties, our business will be materially harmed.

THE GLOBAL FINANCIAL CRISIS MAY SIGNIFICANTLY IMPACT OUR BUSINESS AND FINANCIAL CONDITION FOR THE FORESEEABLE FUTURE. The continued credit crisis and related turmoil in the global financial system may adversely impact our business and our financial condition, and we may face challenges if conditions in the financial markets do not improve. Our ability to access the capital markets may be restricted at a time when we would like, or need, to raise financing, which could have an impact on our flexibility to react to changing economic and business conditions. The economic situation could have an impact on the properties leased and controlled by the company in that it may be impossible to secure additional capital to finance development of the properties. If capital is available to finance growth, it may not be on terms and conditions that are favorable to the company and this may impact the shareholders of the company in a negative way as it relates to dilution.

WE MAY BE UNABLE TO OBTAIN ADDITIONAL CAPITAL THAT WE WILL REQUIRE TO IMPLEMENT OUR BUSINESS PLAN, WHICH COULD RESTRICT OUR ABILITY TO GROW.

We expect that our current capital and our other existing resources will not be sufficient and will only provide a limited amount of working capital and may not be sufficient to fund our continuing operations, and our planned growth. We will require additional capital to continue to operate our business beyond the initial phase of development. We may be unable to obtain additional capital required and if we are able to secure additional capital, it may not be pursuant to terms deemed to be favorable to the Company and its shareholders.

We may seek to sell additional equity or debt securities or obtain additional credit facilities. The sale of additional equity securities could result in dilution to our stockholders. The incurrence of indebtedness would result in increased debt service obligations and could require us to agree to operating and financing covenants that would restrict our operations. Our ability to obtain additional capital on acceptable terms is subject to a variety of uncertainties, including:

     * investors' perception of, and demand for, securities of a U.S.-based entertainment company involved in the media sector;
     * conditions of the U.S. and other capital markets in which we may seek to raise funds;
     *    our future results of operations, financial condition; and
     *    economic, political and other conditions in North America.

Financing may not be available in amounts or on terms acceptable to us, if at all. Any failure by us to raise additional funds on terms favorable to us, or at all, could have a material adverse effect on our business, financial condition and results of operations.

In addition, our administrative requirements (such as salaries, insurance expenses and general overhead expenses, as well as legal compliance costs and accounting expenses) may require a substantial amount of additional capital and cash flow.

We may pursue sources of additional capital through various financing transactions or arrangements, including joint venturing of projects, debt financing, equity financing or other means. We may not be successful in locating suitable financing transactions in the time period required or at all, and we may not obtain the capital we require by other means. If we do not succeed in raising additional capital, our resources may not be sufficient to fund our planned operations going forward.

Any additional capital raised through the sale of equity may dilute the ownership percentage of our stockholders. This could also result in a decrease in the fair market value of our equity securities because our assets would be owned by a larger pool of outstanding equity. The terms of securities we issue in future capital transactions may be more favorable to our new investors, and may include preferences, superior voting rights and the issuance of other derivative securities, and issuances of incentive awards under equity employee incentive plans, which may have a further dilutive effect.

Our ability to obtain needed financing may be impaired by such factors as the capital markets, our status as a new enterprise without a significant demonstrated operating history and/or the loss of key management. If the amount of capital we are able to raise from financing activities, together with our revenues from operations, is not sufficient to satisfy our capital needs (even to the extent that we reduce our operations), we may be required to cease our operations.

We may incur substantial costs in pursuing future capital financing, including investment banking fees, legal fees, accounting fees, securities law compliance fees, printing and distribution expenses and other costs. We may also be required to recognize non-cash expenses in connection with certain securities we may issue, such as convertible notes, which may adversely impact our financial condition.

WE WILL BE HIGHLY DEPENDENT ON OUR CURRENT OFFICERS AND DIRECTORS.

Benny Powell will remain as the Chief Executive Officer and President. No individual has been identified to assume the role of Chief Financial Officer. Assuming he remains the key officer and director of the Corporation after the reorganization, the loss of him, upon whose knowledge, leadership and expertise we shall be relying on in the future, would harm our ability to execute our new business plan.

Our success will depend heavily upon the future contributions of Mr. Powell, whose knowledge, leadership and expertise would be difficult to replace and impact our ability to retain and attract new or replacement and professional personnel. If we were to lose his services, our ability to execute our new business plan would be harmed and we may be forced to cease operations until such time as we could hire a suitable replacement for them. Mr. Powell will enter into employment agreements with the Company.

OUR PROPOSED POST-REORGANIZATION MANAGEMENT TEAM DOES NOT HAVE EXTENSIVE EXPERIENCE IN PUBLIC COMPANY MATTERS, WHICH COULD IMPAIR OUR ABILITY TO COMPLY WITH LEGAL AND REGULATORY REQUIREMENTS.

Our proposed new management team has had very limited public company management experience or responsibilities, which could impair our ability to comply with legal and regulatory requirements such as the Sarbanes-Oxley Act of 2002 and applicable federal securities laws, including filing required reports and other information required on a timely basis. It may be expensive to implement and effect programs and policies in an effective and timely manner that adequately respond to increased legal, regulatory compliance and reporting requirements imposed by such laws and regulations, and we may not have the resources to do so. Our failure to comply with such laws and regulations could lead to the imposition of fines and penalties and further result in the deterioration of our business.

OUR LACK OF DIVERSIFICATION WILL INCREASE THE RISK OF AN INVESTMENT IN THE COMPANY, AND OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS MAY DETERIORATE IF WE FAIL TO DIVERSIFY.

Our new business will initially be in the entertainment/media industry. Larger companies have the ability to manage their risk by diversification. However, we will lack diversification, in terms of both the nature and geographic scope of our business. As a result, we will likely be impacted more acutely by factors affecting our industry or the regions in which we operate than we would if our business were more diversified, enhancing our risk profile. If we cannot diversify or expand our operations, our financial condition and results of operations could deteriorate. Initially, we are solely dependent on the expertise of our management to conduct comprehensive exploration and evaluate the economic viability of our leased properties.

CERTAIN OF OUR EXISTING STOCKHOLDERS HAVE SUBSTANTIAL INFLUENCE OVER OUR COMPANY, AND THEIR INTERESTS MAY NOT BE ALIGNED WITH THE INTERESTS OF OUR OTHER STOCKHOLDERS.

Mr. Powell, President and Chief Executive Officer, beneficially owns approximately 55% of our outstanding voting securities. As a result, he has significant influence over our business, including decisions regarding mergers, consolidations, the sale of all or substantially all of our assets, election of directors and other significant corporate actions. This concentration of ownership may also have the effect of discouraging, delaying or preventing a future change of control, which could deprive our stockholders of an opportunity to receive a premium for their shares as part of a sale of our Company and might reduce the price of our shares.

WE MAY BE EXPOSED TO POTENTIAL RISKS RELATING TO OUR INTERNAL CONTROLS OVER FINANCIAL REPORTING AND OUR ABILITY TO HAVE THOSE CONTROLS ATTESTED TO BY OUR INDEPENDENT AUDITORS.

As directed by Section 404 of the Sarbanes-Oxley Act of 2002, or SOX 404, the SEC adopted rules requiring public companies to include a report of management on the company's internal controls over financial reporting in their annual reports, including Form 10-K. In addition, the independent registered public accounting firm auditing a company's financial statements must also attest to and report on management's assessment of the effectiveness of the company's internal controls over financial reporting. Accordingly, we have not evaluated our internal control systems in order to allow our management to report on, and our independent auditors to attest to, our internal controls as required by these requirements of SOX 404. Although smaller reporting companies are no longer required to obtain an audit of their internal controls until they reach the accelerated filer status, we can provide no assurance that we will comply with all of the requirements imposed thereby. There can be no positive assurance that we will receive a positive attestation from our independent auditors. In the event we identify significant deficiencies or material weaknesses in our internal controls that we cannot remediate in a timely manner or we are unable to receive a positive attestation from our independent auditors with respect to our internal controls, investors and others may lose confidence in the reliability of our financial statements.

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM HAS EXPRESSED SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN.

We have working capital of $16,398 and have recognized net income of $ 9,122 for the cumulative period from January 1, 2011(inception) to December 31, 2011. Although the Company has a revenue stream, it has only be operational for less than one year and has no historical operations to base our anticipated future cash flows. The future of our Company is dependent upon future profitable operations from the sales of our media. Our management will need to seek additional financing in the future in order to expand our operations. These conditions raise substantial doubt about our company's ability to continue as a going concern. Although there are no assurances that our plans will be realized, our management believes that we will be able to continue operations in the future.

WE MAY NOT BE ABLE TO EFFECTIVELY MANAGE OUR GROWTH, WHICH MAY HARM OUR PROFITABILITY.

Our strategy envisions expanding our business is based in part on anticipated future income, of which there is no assurance. If we fail to effectively manage our growth, our financial results could be adversely affected. Growth may place a strain on our management systems and resources. We must continue to refine and expand our business capabilities, our systems and processes and our access to financing sources. As we grow, we must continue to hire, train, supervise and manage new employees. We cannot assure that we will be able to:

     *    meet our capital needs;
     *    expand our systems effectively or efficiently or in a timely manner;
     *    allocate our human resources optimally;
     *    identify and hire qualified employees or retain valued employees; or
     * incorporate effectively the components of any business that we may acquire in our effort to achieve growth.

If we are unable to manage our growth,  our operations and our financial results
could  be  adversely   affected  by  inefficiency,   which  could  diminish  our
profitability.

                        RISKS RELATING TO THE OWNERHIP OF
                       CASTMOR RESOURCES LTD. COMMON STOCK

RISKS RELATING TO LOW PRICED STOCKS.

Although the Company's Common Stock is approved for trading on the OTC Bulletin Board, there has only been little if any trading activity in the stock. Accordingly, there is no history on which to estimate the future trading price range of the Common Stock. If the Common Stock trades below $5.00 per share, trading in the Common Stock will be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange

Act"), which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock (generally, any non-FINRA equity security that has a market price share of less than $5.00 per share, subject to certain exceptions). Such rules require the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally defined as an investor with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with a spouse). For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to the sale. The broker-dealer also must disclose the commissions payable to the broker-dealer, current bid and offer quotations for the penny stock and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Such information must be provided to the customer orally or in writing before or with the written confirmation of trade sent to the customer. Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in the Common Stock which could severely limit the market liquidity of the Common Stock and the ability of holders of the Common Stock to sell it.

THE MARKET PRICE OF OUR COMMON STOCK IS VOLATILE, LEADING TO THE POSSIBILITY OF ITS VALUE BEING DEPRESSED AT A TIME WHEN SHAREHOLDER MAY WANT TO SELL YOUR HOLDINGS.

The market price of our common stock can become volatile. Numerous factors, many of which are beyond our control, may cause the market price of our common stock to fluctuate significantly. These factors include:

     * our earnings releases, actual or anticipated changes in our earnings, fluctuations in our operating results or our failure to meet the expectations of financial market analysts and investors;
     * changes in financial estimates by us or by any securities analysts who might cover our stock;
     * speculation about our business in the press or the investment community;
     * significant developments relating to our relationships with our consultants and out-sourced contracting companies which will be utilized for most of exploration services;
     * stock market price and volume fluctuations of other publicly traded companies customer demand for our products;
     * investor perceptions of the entertainment industry in general and our Company in particular;
     *    the operating and stock performance of comparable companies;
     *    general economic conditions and trends;
     * announcements by us or our competitors of new products, significant acquisitions, strategic partnerships or divestitures;
     * changes in accounting standards, policies, guidance, interpretation or principles;
     *    loss of external funding sources;
     * sales of our common stock, including sales by our directors, officers or significant stockholders; and
     *    additions or departures of key personnel.

Securities class action litigation is often instituted against companies following periods of volatility in their stock price. Should this type of litigation be instituted against us, it could result in substantial costs to us and divert our management's attention and resources.

Moreover, securities markets may from time to time experience significant price and volume fluctuations for reasons unrelated to the operating performance of particular companies. These market fluctuations may adversely affect the price of our common stock and other interests in our Company at a time when you want to sell your interest in us.

BECAUSE WE WERE A "SHELL COMPANY", INVESTORS IN OUR COMPANY WILL NOT BE ABLE TO UTILIZE RULE 144 TO SELL THEIR SHARES UNTIL AT LEAST ONE YEAR AFTER WE CEASE TO BE A SHELL COMPANY, BUT WILL HAVE TO RELY ON OUR MAINTAINING AN EFFECTIVE REGISTRATION STATEMENT TO ALLOW FOR RESALE OF THEIR SHARES.

The Shares issued to investors in the Company cannot be sold pursuant to Rule 144 promulgated under the Securities Act until one year after the Company ceases to be a shell company. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted securities shares for at least six months, including persons who may be deemed "affiliates" of the Company, as that term is defined under the Securities Act, would be entitled to sell within any three month period a number of shares that does not exceed the greater of 1% of the then outstanding shares or the average weekly trading volume of shares during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain manner-of-sale provisions, notice requirements and the availability of current public information about the Company. A person who has not been an affiliate of the Company at any time during the three months preceding a sale, and who has beneficially owned his shares for at least one year, would be entitled under Rule 144 to sell such shares without regard to any volume limitations under Rule 144.

Castmor Resources Ltd. was a shell company prior to filing this periodic report on Form 8-K and therefore a majority of its shareholders may not currently utilize Rule 144 to sell their shares. Rule 144 is not available for sales of shares of companies that are or have been "shell companies" except under certain conditions. CASL completed an acquisition and has removed its status as a shell company by filing this report on Form 8-K. Shareholders are able to utilize Rule 144 one year after the filing of this Form 8-K, assuming it files the documents it is required to file as a reporting company. Investors in the Company whose shares have been registered in an effective and current registration statement will be able to sell their shares pursuant to said registration statement. They will not be able to rely on Rule 144 to sell their shares during the one year period after the filing of this Form 8-K changing our shell status if the registration statement's effectiveness is not maintained on a temporary or permanent basis.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS.

The Company's Articles of Incorporation includes provisions to eliminate, to the fullest extent permitted by Nevada Law as in effect from time to time, the personal liability of directors of the Company for monetary damages arising from a breach of their fiduciary duties as directors. The Articles of Incorporation also includes provisions to the effect that the Company shall, to the maximum extent permitted from time to time under the law of the State of Nevada, indemnify any director or officer. In addition, the Company's bylaws require the Company to indemnify, to the fullest extent permitted by law, any director, officer, employee or agent of the Company for acts which such person reasonably believes are not in violation of the Company's corporate purposes as set forth in the Articles of Incorporation.

POTENTIAL ISSUANCE OF ADDITIONAL COMMON AND PREFERRED STOCK.

The Company will be authorized to issue up to 900,000,000 shares of Common Stock. To the extent of such authorization, the board of directors of the Company will have the ability, without seeking stockholder approval, to issue additional shares of Common Stock in the future for such consideration as the board of directors may consider sufficient. The issuance of additional Common Stock in the future will reduce the proportionate ownership and voting power of the Common Stock offered hereby. The Company will also be authorized to issue up to 100,000,000 shares of preferred stock, the rights and preferences of which may be designated in series by the board of directors. To the extent of such authorization, such designations may be made without stockholder approval. The designation and issuance of series of preferred stock in the future would create additional securities which would have dividend and liquidation preferences over the Common Stock offered hereby. In addition, the ability to issue any future class or series of preferred stock could impede a non-negotiated change in control and thereby prevent stockholders from obtaining a premium for their Common Stock. See "Description of Securities."

NO ASSURANCE OF A LIQUID PUBLIC MARKET FOR SECURITIES.

Although the Company's shares of Common Stock are currently eligible for quotation on the OTC Bulletin Board and the Pink Sheets, there has been no significant market in such stock. There has been no long term established public trading market for the Common Stock hereto, and there can be no assurance that a regular and established market will be developed and maintained for the securities upon completion of the Offering. There can also be no assurance as to the depth or liquidity of any market for the Common Stock or the prices at which holders may be able to sell the shares.

VOLATILITY OF STOCK PRICES.

In the event that a public market for the Company's Common Stock is created, market prices for the Common Stock will be influenced by many factors and will be subject to significant fluctuations in response to variations in operating results of the Company and other factors such as investor perceptions of the Company, supply and demand, interest rates, general economic conditions and those specific to the industry, developments with regard to the Company's activities, future financial condition and management.

THE MARKET PRICE OF OUR COMMON STOCK IS, AND IS LIKELY TO CONTINUE TO BE, HIGHLY VOLATILE AND SUBJECT TO WIDE FLUCTUATIONS.

The market price of the Company's common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond the Company's control, including the following:

     *    services by the Company or its competitors;
     *    additions or departures of key personnel;
     *    the Company's ability to execute its business plan;
     *    operating results that fall below expectations;
     *    loss of any strategic relationship;
     *    industry developments;
     *    economic and other external factors; and
     *    period-to-period fluctuations in the Company's financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of the Company's common stock.

WE MAY BE SUBJECT TO PENNY STOCK REGULATIONS AND RESTRICTIONS AND YOU MAY HAVE DIFFICULTY SELLING SHARES OF OUR COMMON STOCK.

The SEC has adopted regulations which generally define so-called "penny stocks" to be an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. If our common stock becomes a "penny stock," we may become subject to Rule 15g-9 under the Exchange Act, or the Penny Stock Rule. This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and "accredited investors" (generally, individuals with a net worth in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses). For transactions covered by the Penny Stock Rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell any of our securities in the secondary market.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the SEC relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

There can be no assurance that our common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock were exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock, if the SEC finds that such a restriction would be in the public interest.

WE DO NOT EXPECT TO PAY DIVIDENDS IN THE FORESEEABLE FUTURE.

We do not intend to declare dividends for the foreseeable future, as we anticipate that we will reinvest any future earnings in the development and growth of our business. Therefore, investors will not receive any funds unless they sell their common stock, and stockholders may be unable to sell their shares on favorable terms or at all. Investors cannot be assured of a positive return on investment or that they will not lose the entire amount of their investment in our common stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on June 11, 2012, held by our founders, directors and executive officers and by those persons known to beneficially own more than 5% of our capital stock. The percentage of beneficial ownership for the following table is based on 72,487,000 shares of common stock outstanding as of June 11, 2012, just prior to the acquisition of RGE assets.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power.

                         Name and Address of                                 Amount of Shares      Percent
Title of Class      Beneficial Owner of Shares (1)          Position           Held by Owner       of Class
--------------      ------------------------------          --------           -------------       --------
Common, $0.001         Benny Powell                    Director/Pres./CEO        40,000,000           55%
par value

                       All Executive Officers,
                       Directors as a Group                                      40,000,000           55%

----------
(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on June 11, 2012, directors, executive officers and by those persons known to beneficially own more than 5% of our capital stock. The percentage of beneficial ownership for the following table is based on 72,487,000 shares of common stock outstanding as of June 11, 2012, just after the acquisition of RGE assets.

                         Name and Address of                                 Amount of Shares      Percent
Title of Class      Beneficial Owner of Shares (1)          Position           Held by Owner       of Class
--------------      ------------------------------          --------           -------------       --------
Common, $0.001         Benny Powell                    Director/Pres.            40,000,000           55%

                       All Executive Officers,
                       Directors as a Group
                       (2 persons)                                               40,000,000           55%

----------
(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

The members of our board of directors serve for one year terms and are elected at the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the board of directors.

Pursuant to the acquisition of RGE, some members or affiliates of RGE became the officers and directors of CASL effective upon closing of the acquisition agreement.

The following table sets forth the persons that became the directors and executive officers of the Company after the Acquisition Closing. The previous directors of CASL appointed the nominees designated by RGE as members of the board of directors of CASL. Subsequently, some of the officers of CASL resigned their positions at CASL, clearing the way for the appointment of new executive officers by the new board of directors of CASL. Directors are elected for a period of one year and thereafter serve until the next annual meeting at which their successors are duly elected by the stockholders. Officers and other employees serve at the will of the board of directors and hold office until their death, resignation or removal from office.

        Name                   Age                    Position
        ----                   ---                    --------

     Benny Powell              38        President and Chairman of the Board
                                         Chief Financial Officer and Treasurer

     Benny Powell                        Director

FAMILY RELATIONSHIPS.

There are no family relationships among our directors or officers

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

To our knowledge, during the past five years, no present director or executive officer of our company: (1) filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent, or similar officer appointed by a court for the business or present of such a person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer within two years before the time of such filing; (2) was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director of any investment company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodity laws; (4) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity; (5) was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law and the judgment was not subsequently reversed, suspended or vacated; (6) was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

LIMITATION OF LIABILITY OF DIRECTORS.

Pursuant to Nevada Law, our Articles of Incorporation exclude personal liability for our Directors for monetary damages based upon any violation of their fiduciary duties as Directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a Director receives an improper personal benefit. This exclusion of liability does not limit any right which a Director may have to be indemnified and does not affect any Director's liability under federal or applicable state securities laws. We have agreed to indemnify our directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a Director if he acted in good faith and in a manner he believed to be in our best interests.

ELECTION OF DIRECTORS AND OFFICERS.

Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

No Executive Officer or Director of the Corporation has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

No Executive Officer or Director of the Corporation has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

No Executive Officer or Director of the Corporation is the subject of any pending legal proceedings.

AUDIT COMMITTEE AND FINANCIAL EXPERT.

We do not as of this date have an Audit Committee, our directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does currently have a written audit committee charter.

We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our start-up operations and financial experience of our officers, we believe the services of a financial expert are not warranted.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE-FISCAL YEARS ENDED DECEMBER 31, 2011.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid the named persons for all services rendered in all capacities during the noted periods. The two named persons were executive officers as of December 31, 2011. No executive officer received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position                                     All Other
    as of 12-31-2011          Year    Salary($)   Bonus($)   Compensation($)   Total($)
    ----------------          ----    ---------   --------   ---------------   --------
Benny Powell                  2011      --          --             --            --

EMPLOYMENT AGREEMENTS.

While we are in the process of preparing employment agreements with our executive officers, no such agreements have presently been executed.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END.

None of our executive officers received any equity awards, including, options, restricted stock or other equity incentives during the fiscal year ended December 31, 2011.

COMPENSATION COMMITTEE.

We currently do not have a compensation committee of the board of directors. Until a formal committee is established our entire board of directors will review all forms of compensation provided to our executive officers, directors, consultants and employees, including stock compensation.

DIRECTOR COMPENSATION AND OTHER ARRANGEMENTS.

None of our directors receive any compensation for serving as such, for serving on committees of the Board of Directors or for special assignments. During the fiscal year ended December 31, 2010 or 2011, there were no other arrangements between us and our directors that resulted in our making payments to any of our directors for any services provided to us by them as directors.

                                                                      Change in
                                                                       Pension
                                                                      Value and
                   Fees                              Non-Equity      Nonqualified
                  Earned                             Incentive         Deferred
                 Paid in      Stock      Option        Plan          Compensation      All Other
    Name         Cash($)     Awards($)  Awards($)  Compensation($)    Earnings($)    Compensation($)   Total($)
    ----         -------     ---------  ---------  ---------------    -----------    ---------------   --------
Benny Powell        0           0           0            0                 0                0             0

Total               0           0           0            0                 0                0             0

TERMINATION OF EMPLOYMENT.

There are no compensatory plans or arrangements, including payments to be received from us, with respect to any person named in Cash Consideration set out above which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person's employment with us, or any change in control of our company, or a change in the person's responsibilities following a change in control of our company.

PROMOTERS AND CERTAIN CONTROL PERSONS.

We did not have any promoters at any time during the past five fiscal years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of our common stock. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. We have no knowledge that, as of the date of this filing, our directors, executive officers, and persons who own more than ten percent of our common stock have filed an initial Form 3, Form 4 current report, or an annual Form 5 in a timely manner.

DIRECTOR INDEPENDENCE.

Our Board of Directors has determined that none of our directors are currently "independent directors" as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers. We are not presently required to have independent directors. If we ever become a listed issuer whose securities are listed on a national securities exchange or on an automated inter-dealer quotation system of a national securities association, which has independent director requirements, we intend to comply with all applicable requirements relating to director independence.

TRANSFER AGENT.

Holladay Stock Transfer currently serves as the independent transfer agent and registrar for our outstanding securities. The transfer agent's telephone number is (480) 481-3940.

                                LEGAL PROCEEDINGS

To our knowledge as of the date of this report, there are no material pending legal proceedings or threatened to which we are a party or to which any of our property is subject. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

                MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S
                  COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION.

The Company's common stock was listed on the OTC Bulletin Board of the National Association of Securities Dealers ("NASD") on March 4, 2008 under the symbol "CASL". There is currently no established "public market" for shares of our common stock. No assurance can be given that any market for our common stock will develop or be maintained.

For any market that develops for our common stock, the sale of "restricted securities" (common stock) pursuant to Rule 144 of the Securities and Exchange Commission by members of management or any other person to whom any such securities were issued or may be issued in the future may have a substantial adverse impact on any such public market. Present members of management and new shareholders who received their shares pursuant to the asset acquisition agreement on June 11, 2012 when the company ceased to be a "shell" company, will be required to satisfy the one year holding period of Rule 144 for public sales of their respective holdings in our Company in accordance with Rule 144 on June 11, 2013, unless said shares are registered pursuant to certain S.E.C. regulation. See the caption "Recent Sales of Unregistered Securities", of this Item, below. A minimum holding period of one year is required for resales under Rule 144, along with other pertinent provisions, including publicly available information concerning our Company; limitations on the volume of restricted securities which can be sold in any ninety (90) day period; the requirement of unsolicited broker's transactions; and the filing of a Notice of Sale on Form 144.

NUMBER OF SHAREHOLDERS.

The number of record holders of the Company's common stock as of the date of this Report is approximately 45.

DIVIDENDS.

The payment of dividends is subject to the discretion of our Board of Directors and will depend, among other things, upon our earnings, our capital requirements, our financial condition, and other relevant factors. We have not paid or declared any dividends upon our common stock since our inception and, by reason of our present financial status and our contemplated financial requirements; we do not anticipate paying any dividends upon our common stock in the foreseeable future.

We have never declared or paid any cash dividends. We currently do not intend to pay cash dividends in the foreseeable future on the shares of common stock. We intend to reinvest any earnings in the development and expansion of our business. Any cash dividends in the future to common stockholders will be payable when, as and if declared by our Board of Directors, based upon the Board's assessment of:

     *    our financial condition;
     *    earnings;
     *    need for funds;
     *    capital requirements;
     *    prior claims of preferred stock to the extent issued and  outstanding;
          and
     *    other factors, including any applicable laws.

Therefore, there can be no assurance that any dividends on the common stock will ever be paid.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.

STOCK OPTION PLAN.

There is currently no Stock Option Plan in place.

ITEM 5.06 - CHANGE IN SHELL COMPANY STATUS

Reference is made to the disclosures set forth under Item 2.01 and 5.01 of this report, which disclosure is incorporated herein by reference. As a result of the acquisition of RED GIANT ENTERTAINMENT INC. pursuant to the Share Exchange Agreement entered into on June 11, 2012, we are no longer considered a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), as CASTMOR RESOURCES LTD. now has significant non-cash assets. See Item 5.01 - Changes in Control of Registrant, above, which is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired
     See Exhibits 10.2 and 10.3

(b)  Pro Forma Financial Information
     None

(c)  Shell Company Transaction
     None

(d)  Exhibits

Exhibit
Number                             Description
------                             -----------

10.1 Share Exchange Agreement with RGE entered into on June 11, 2012 (incorporated herein by reference to Form 8-K, Exhibit 10.1.

10.2 Audited Financial Statements of Red Giant LLC for the year ended December 31, 2012

10.3 Interim Financial Statements of Red Giant Inc for the five months ended May 31, 2012

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CASTMOR RESOURCES LTD.


Date: June 18, 2012                       By  /s/ Benny Powell
                                              ----------------------------------
                                              Benny Powell
                                              President